CERTIFICATION PURSUANT TO
                      18 U.S.C. SECTION 1350,
                      AS ADOPTED PURSUANT TO
           SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



     In connection with the quarterly report of SuperiorClean, Inc. (the "Company") on Form 10-QSB for the three month period ended May 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Aldo Rotondi, certify to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  (1)  The Report fully complies with the requirements of section
     13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/ Aldo Rotondi
--------------------
     Aldo Rotondi
     Chief Executive Officer
     Chief Financial Officer
     July 11, 2003